UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2005

CYTOGEN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14879	22-2322400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 750-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 13, 2005, the following information related to the products and current and future clinical programs of Cytogen Corporation (the “Company”) was presented at the Company’s Investor & Analyst Meeting in New York, New York:

•	Quadramet® Overview, presented by William F. Goeckeler, Ph.D., Senior Vice President, Operations, Cytogen Corporation, Princeton, New Jersey.

•	Evolving Role and Clinical Impact of ProstaScint®, presented by Michael J. Manyak, M.D., Vice President, Medical Affairs, Cytogen Corporation, Princeton, New Jersey.

•	ProstaScint®-guided Brachytherapy, presented by Rodney J. Ellis, M.D., Radiation Oncologist, Aultman Hospital, Canton, Ohio and Assistant Professor Urology, CASE School of Medicine, Cleveland, Ohio.

•	Management of Metastatic Breast Cancer to Bone, presented by Adam Brufsky, M.D., Ph.D., Co-Director, Assistant Professor of Medicine, Magee-Womens Cancer Program at UPMC Cancer Centers, Pittsburgh, Pennsylvania.

•	Quadramet in Osteosarcoma, presented by Peter Anderson, M.D., Ph.D., Professor of Pediatrics, MD Anderson Cancer Center, Houston, Texas.

•	Radiopharmaceutical Approaches To Skeletal Metastases from Prostate Cancer, presented by Howard I. Scher, M.D., Chief, Genitourinary Oncology Service, Memorial Sloan-Kettering Cancer Center, New York, New York.

•	Radiolabeled 7E11 antibody targeting prostate-specific membrane antigen (PSMA), presented by Howard I. Scher, M.D., Chief, Genitourinary Oncology Service, Memorial Sloan-Kettering Cancer Center, New York, New York.

The full presentations are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 to this Current Report on Form 8-K and incorporated herein by reference.

The furnishing of the attached information is not an admission as to the materiality of any information set forth therein.

Quadramet is indicated for the relief of pain in patients with confirmed osteoblastic metastatic bone lesions that enhance on radionuclide bone scan. Certain of the presentations listed above describe clinical applications that differ from that reported in the Quadramet package insert.

ProstaScint is indicated as a diagnostic imaging agent in newly diagnosed patients with biopsy-proven prostate cancer, thought to be clinically localized after standard diagnostic evaluation and who are thought to be at high risk for pelvic lymph node metastases. ProstaScint is also indicated as a diagnostic imaging agent in post-prostatectomy patients with a rising PSA and a negative or equivocal standard metastatic evaluation in whom there is a high clinical suspicion of occult metastatic disease. Certain of the presentations listed above describe clinical applications and imaging performance that differs from that reported in the ProstaScint package insert.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Presentation of William F. Goeckeler, Ph.D., Quadramet® Overview, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.2	Presentation of Michael J. Manyak, M.D., Evolving Role and Clinical Impact of ProstaScint®, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.3	Presentation of Rodney J. Ellis, M.D., ProstaScint®-guided Brachytherapy, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.4	Presentation of Adam Brufsky, M.D., Ph.D., Management of Metastatic Breast Cancer to Bone, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.5	Presentation of Peter Anderson, M.D., Ph.D., Quadramet in Osteosarcoma, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.6	Presentation of Howard I. Scher, M.D., Radiopharmaceutical Approaches To Skeletal Metastases from Prostate Cancer, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.7	Presentation of Howard I. Scher, M.D., Radiolabeled 7E11 antibody targeting prostate-specific membrane antigen (PSMA), presented at the Cytogen Corporation Investor & Analyst Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOGEN CORPORATION

By:	/s/ Michael D. Becker
Michael D. Becker
President and Chief Executive Officer

Dated: September 14, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation of William F. Goeckeler, Ph.D., Quadramet® Overview, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.2	Presentation of Michael J. Manyak, M.D., Evolving Role and Clinical Impact of ProstaScint®, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.3	Presentation of Rodney J. Ellis, M.D., ProstaScint®-guided Brachytherapy, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.4	Presentation of Adam Brufsky, M.D., Ph.D. Management of Metastatic Breast Cancer to Bone, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.5	Presentation of Peter Anderson, M.D., Ph.D., Quadramet in Osteosarcoma, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.6	Presentation of Howard I. Scher, M.D., Radiopharmaceutical Approaches To Skeletal Metastases from Prostate Cancer, presented at the Cytogen Corporation Investor & Analyst Meeting.

99.7	Presentation of Howard I. Scher, M.D., Radiolabeled 7E11 antibody targeting prostate-specific membrane antigen (PSMA), presented at the Cytogen Corporation Investor & Analyst Meeting.